S000005533 [Member] Investment Strategy - Wilmington Broad Market Bond Fund	Apr. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]
The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will generally select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 5% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund seeks to maintain a dollar-weighted average maturity of four to ten years. However, the dollar-weighted average maturity of the Fund’s investments will vary depending on market conditions.
“Broad Market” refers to the broad fixed income universe from which the Fund may select investments, rather than to any single fixed income sector, issuer type, maturity range, duration profile, credit quality, or investment style. The broad fixed income universe may include, among others, U.S. Government obligations, corporate debt securities, mortgage-backed securities, asset-backed securities, municipal securities, and other debt obligations. The term is intended to describe the breadth of the Fund’s eligible fixed income opportunity set and does not require exposure to all segments of that universe at any given time.
In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.